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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                          ---------------------------

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 30, 1999

                       STERLING CHEMICALS HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)

   Delaware                       1-00059                       76-0185186
(State or other            (Commission File Number)           (I.R.S Employer
jurisdiction of                                             Identification No.)
incorporation or
organization)

                         1200 Smith Street, Suite 1900
                           Houston, Texas 77002-4312
                             (Address of principal
                               executive offices
                                 and zip code)

                                (713) 650-3700
                        (Registrant's telephone number,
                             including area code)

                          ---------------------------

                           STERLING CHEMICALS, INC.

            (Exact name of registrant as specified in its charter)

   Delaware                    333-04343-01                     76-0502785
(State or other            (Commission File Number)           (I.R.S Employer
jurisdiction of                                             Identification No.)
incorporation or
organization)

                         1200 Smith Street, Suite 1900
                           Houston, Texas 77002-4312
                             (Address of principal
                               executive offices
                                 and zip code)

                                (713) 650-3700
                        (Registrant's telephone number,
                             including area code)

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ITEM 5. OTHER EVENTS

        The press release issued by Sterling Chemicals Holdings, Inc. on June 30, 1999 is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.

ITEM 7. EXHIBITS

        The following exhibits are filed as part of this Form 8-K.

        Exhibit 99.1 -- Press Release dated June 30, 1999.


                                      -2-

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                        STERLING CHEMICALS HOLDINGS, INC.
                                        STERLING CHEMICALS, INC.

Date: July 14, 1999

                                        By:  /s/  DAVID G. ELKINS
                                            -------------------------------
                                            David G. Elkins
                                            Vice President, Secretary and
                                            General Counsel
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                                 EXHIBIT INDEX

Exhibit No.

Exhibit 99.1 -- Press Release dated June 30, 1999.